Exhibit 10(x)(i)

Life Insurance Company of North America 1601 Chestnut Street
Philadelphia, Pennsylvania 19192-2235

AMENDMENT
Policyholder: Trustee of the Group Insurance Trust for Employers in the Manufacturing Industry

Subscriber: Northrop Grumman Corporation    Policy No.: OK 980036

This amendment will be in effect only for Covered Employees in Active Service on the Effective Date(s) shown below. If an Employee is not in Active Service on the date he would otherwise become eligible, he will become eligible on the date he returns to Active Service.

This Amendment is attached to and made part of the Policy specified above. It is subject to all of the policy provisions that do not conflict with its provisions.

Subscriber and We hereby agree that the Policy is amended as follows:

1.	Effective April 1, 2009, the Employee Principle Sum under the Basic Accidental Death and Dismemberment Benefits section in the Schedule of Benefits for Class 1 is replaced by the following:

Employee Principal Sum:    6 times Annual Compensation rounded to the next higher $1,000, if not already a multiple thereof, subject to a maximum of
$1,000,000

Changes in the Covered Person's amount of insurance resulting from a change in the Employee's amount of Annual Compensation take effect, subject to any Active Service requirement, on the effective date of the change in Annual Compensation.

2.	Effective April 1, 2009, the Employee Principle Sum under the Basic Accidental Death and Dismemberment Benefits section in the Schedule of Benefits for Class 2 is replaced by the following:

Employee Principal Sum:    1 times Annual Compensation rounded to the next higher $1,000, if not already a multiple thereof, subject to a maximum of
$1,000,000
Minimum:    $50,000

Changes in the Covered Person's amount of insurance resulting from a change in the Employee's amount of Annual Compensation take effect, subject to any Active Service requirement, on the effective date of the change in Annual Compensation

3.	Effective April 1, 2009, the Employee Principle Sum under the Basic Accidental Death and Dismemberment Benefits section in the Schedule of Benefits for Class 6 is replaced by the following:

Employee Principal Sum:    1 times Annual Compensation rounded to the next higher $1,000, if not already a multiple thereof, subject to a maximum of
$1,000,000
Minimum:    $50,000

Changes in the Covered Person's amount of insurance resulting from a change in the Employee's amount of Annual Compensation take effect, subject to any Active Service requirement, on the effective date of the change in Annual Compensation

4.	Effective April 1, 2009, the Employee Principle Sum under the Basic Accidental Death and Dismemberment Benefits section in the Schedule of Benefits for Class 7 is replaced by the following:

Employee Principal Sum:    75% of the Employee’s Annual Compensation rounded to the
next higher $1,000, if not already a multiple thereof, subject to a maximum of $25,000

Changes in the Covered Person's amount of insurance resulting from a change in the Employee's amount of Annual Compensation take effect, subject to any Active Service requirement, on the effective date of the change in Annual Compensation

5.	Effective April 1, 2009, the Employee Principle Sum under the Basic Accidental Death and Dismemberment Benefits section in the Schedule of Benefits for Class 15 is replaced by the following:

Employee Principal Sum:    1 times Annual Compensation rounded to the next higher $1,000, if not already a multiple thereof, subject to a maximum of
$50,000

Changes in the Covered Person's amount of insurance resulting from a change in the Employee's amount of Annual Compensation take effect, subject to any Active Service requirement, on the effective date of the change in Annual Compensation

Except for the above, this Amendment does not change the Policy in any way.

Life Insurance Company of North America

Karen S. Rohan, President
Date: April 9, 2009 Amendment No. R-2 GA-00-4000.00